----------------------------------------------
NEWPORT ASIA PACIFIC FUND        ANNUAL REPORT
----------------------------------------------

JUNE 30, 1999


[Graphic Omitted]

SEARCHING ASIA AND

THE PACIFIC BASIN TO

SELECT QUALITY INVESTMENT

OPPORTUNITIES FOR GLOBAL INVESTORS.

TABLE OF CONTENTS

1   HIGHLIGHTS

2   PORTFOLIO MANAGERS' REPORT

4   PERFORMANCE

5   PORTFOLIO OF INVESTMENTS

7   FINANCIAL STATEMENTS

9   NOTES TO FINANCIAL STATEMENTS

12  FINANCIAL HIGHLIGHTS

-------------------------------
  Not FDIC   May Lose Value
   Insured   No Bank Guarantee
-------------------------------

PRESIDENT'S MESSAGE

[Photo of Stephen E. Gibson]

Dear Shareholder:

We are pleased to welcome you as shareholders of Newport Asia Pacific Fund. This is the Fund's first report since it opened to new investors in May. It covers the period from the Fund's inception on August 19, 1998 through June 30, 1999.

Two years ago, some of the world's most promising emerging Asian financial markets were rocked by currency troubles and economic upheaval. Coupled with an extended recession in Japan, the crisis in Asia depressed values for investors and raised questions about the region's prospects. Now, there are signs of recovery. In fact, Japan surprised the world with positive economic growth in the first quarter of 1999 and a solid comeback of its equity markets.

The Fund capitalized on these improving economic and business conditions and delivered strong performance for the period. It is worth noting that the Fund has gained more than 90% since its inception in August 1998. While this period has been positive for investors in Asian markets, and past performance cannot predict future results, we believe the Fund's positive results also reflect the extensive experience of our portfolio managers. Their years of research and relationship-building have enabled them to target areas of opportunity for the Fund. On the pages that follow, your Fund's managers discuss the investment strategies that helped generate these very favorable returns.

We thank you for investing in Newport Asia Pacific Fund, and we look forward to continuing to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 11, 1999


Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

Highlights

o   LOWER RATES THROUGHOUT ASIA.
    A multi-billion dollar infusion from the International Monetary Fund over a two-year period -- 1998 and 1999 -- enabled countries throughout Asia to ease their monetary policies. The dramatic declines in interest rates turned out to be the decisive catalyst behind the surge in Asian markets this spring.

o   A WELCOME RECOVERY IN JAPAN.
    Japan's economy, which had declined by 2.6% in 1998, grew by 1.9% in the first quarter of 1999. This first-quarter growth, though not necessarily sustainable on a quarter-by-quarter basis, was an important indication that a domestic economic recovery may finally be underway.

o   SUPERIOR PERFORMANCE FROM MEDIUM-SIZED COMPANIES.
    Grass-roots factors such as new industries and new technologies are increasingly important in leading Pacific Basin economies out of recession. As a result, the Fund's investments have emphasized "medium-cap" companies, which have performed especially well in 1999.

o   STRONG PERFORMANCE SINCE INCEPTION.
    Good stock selection and improving economic conditions helped the Fund turn in a very good performance during the reporting period.

                    NEWPORT ASIA PACIFIC FUND PERFORMANCE VS.
                MSCI AC ASIA PACIFIC FREE INDEX 8/31/98 - 6/30/99

Newport Asia Pacific Fund (Class A shares without sales charge)       102.4%
MSCI AC Asia Pacific Free Index                                        59.5%

The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index is an unmanaged index that invests in stocks in the Pacific Basin. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.


CUMULATIVE TOTAL RETURNS FOR THE PERIOD BEGINNING 8/19/98 (FUND INCEPTION DATE) AND ENDING 6/30/99

                                        Without            With
                                      Sales Charge     Sales Charge(1)
                                      ------------     ---------------
Class A                                  91.64%             80.62%
----------------------------------------------------------------------

Class B                                  90.36%             85.36%
----------------------------------------------------------------------

Class C                                  90.36%             89.36%
----------------------------------------------------------------------

NET ASSET VALUE PER SHARE AS OF 6/30/99

Class A                                                     $19.01
----------------------------------------------------------------------

Class B                                                     $18.90
----------------------------------------------------------------------

Class C                                                     $18.90
----------------------------------------------------------------------

DISTRIBUTIONS DECLARED PER SHARE FOR THE PERIOD FROM 8/19/98 - 6/30/99

Class A                                                     $0.106
----------------------------------------------------------------------

Class B                                                     $0.094
----------------------------------------------------------------------

Class C                                                     $0.094
----------------------------------------------------------------------


 Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

(1) The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% since inception for Class B shares and 1% since inception for Class C shares.

ANNUAL REPORT: NEWPORT ASIA PACIFIC FUND

PORTFOLIO MANAGERS' REPORT

FUND OUTPERFORMS FOR THE PERIOD
This Fund has only been open to new investors since May 14, 1999, but already it has shown very favorable performance. The Fund was up over 20% since mid-May, including a 17.6% advance in the month of June alone. Overall, the Fund's Class A cumulative total return without a sales charge was up 91.64% since its inception on August 19, 1998.

JAPANESE HOLDINGS PLAY KEY ROLE
Newport Asia Pacific Fund has maintained a significant position in Japan throughout 1999. At the end of the period, 44% of the Fund's net assets were invested in Japan. The other major positions of the Fund are in Hong Kong and Singapore, which account for 33% and 10% of net assets, respectively.

As the fundamentals of the Japanese market have improved on several levels, we have increased our emphasis on Japanese equities. For the first time, Japanese companies are actively seeking ways to streamline and create shareholder value, reminiscent of U.S. restructuring efforts during the 1980s. Sony, for example, announced layoffs and other unprecedented cost-cutting moves during 1999. Although the economy remains sluggish, the trend toward streamlining is a welcome development.

EMPHASIS ON MEDIUM-CAPITALIZATION ISSUES
The market capitalization of the Fund's Japan holdings averages approximately $5 billion. Companies of this size are certainly well-established, but are still considerably smaller than the large capitalization issues found in the Nikkei index. Medium-cap issues dramatically outperformed the Nikkei during the first half of 1999.

One core medium-cap holding is Shohkoh Fund (2.7% of net assets), a non-bank consumer finance company that has thrived even as the major Japanese banks have struggled. Shohkoh has achieved compound annual growth in excess of 40% over the last 14 years, an impressive figure given that Japan's economy has struggled for the past decade. Softbank Corp. (3.0% of net assets) is another important Fund holding. It is a leader in Internet-related businesses, as evidenced by its joint venture with Yahoo! Japan. Softbank is also a major shareholder in Yahoo!, the parent company of Yahoo! Japan.

TRICKLE-DOWN EFFECT THROUGHOUT SOUTHEAST ASIA
The improvement of Japan's economy has had favorable consequences throughout the region, because the bulk of Japan's imports come from elsewhere in Asia. Exports from Taiwan to Japan increased by 30% in May. In addition, as Japan tries to become more globally cost-competitive, it is outsourcing more and more of its manufacturing. Taiwan, The People's Republic of China and Indonesia are direct beneficiaries of this trend, in such industries as electronics, textiles and chemicals. Taiwan has in turn outsourced much of its production to China, the region's low-cost producer.

The stock markets of Hong Kong and China have lagged their Asian neighbors, but the markets of both countries have benefited in 1999 from sharp declines in interest rates. China's government has directed banks to expand their involvement with individual mortgages, the overall goal being to stimulate consumption. With savings rates now under 2%, the groundwork is being set for a significant upswing in consumer spending. Consumers have been cautious in the wake of the Asian financial crisis, although Singapore has recently witnessed an improvement in retail spending.

EARNINGS DRIVE STOCK MARKET ADVANCES
One final, important point: stock prices throughout the region are now being driven by earnings, not just global liquidity. We consider this healthy situation a sharp contrast to the Asian stock market booms of the late 1980s and early 1990s, when global monetary flows pushed stock prices beyond what could be justified by actual earnings results.

/s/ Chris Legallet        /s/ David Smith

CHRIS LEGALLET and DAVID SMITH are co-managers of Newport Asia Pacific Fund. Mr. Legallet is Chief Investment Officer of Newport Fund Management, Inc., and Mr. Smith is a senior vice president of Newport Fund Management.



COUNTRY BREAKDOWN(1)

Japan                         43.5%
-----------------------------------
Hong Kong                     33.1%
-----------------------------------
Singapore                      9.7%
-----------------------------------
Korea                          2.3%
-----------------------------------
Taiwan                         0.9%
-----------------------------------
Philippines                    0.7%
-----------------------------------

(1) Country weightings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these country weightings in the future.

TOP 5 HOLDINGS(1)

China Telecom                  5.4%
-----------------------------------
Development Bank of Singapore  3.9%
-----------------------------------
Cheung Kong Holdings           3.8%
-----------------------------------
Sun Hung Kai Properties        3.4%
-----------------------------------
Hutchison Whampoa Ltd.         3.2%
-----------------------------------

(1) Top five holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

TOP 5 SECTORS AS OF 6/30/99(1)

Financials                    24.2%
-----------------------------------
Manufacturing                 16.9%
-----------------------------------
Services                      10.3%
-----------------------------------
Telecommunications             9.0%
-----------------------------------
Real Estate                    8.0%
-----------------------------------

(1) Industry sector weightings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector weightings in the future.

ANNUAL REPORT: NEWPORT ASIA PACIFIC FUND

PERFORMANCE INFORMATION

               NEWPORT ASIA PACIFIC FUND CLASS A SHARE INVESTMENT
                 PERFORMANCE VS. MSCI AC ASIA PACIFIC FREE INDEX
                Change in Value of $10,000 from 8/31/98 - 6/30/99
                          With and Without Sales Charge

                         Without Charge  With Charge     MSCI
                 ----------------------------------------------
                  8/98     $10,000       $10,000       $10,000
                  9/98      10,771        10,151        10,038
                 10/98      12,809        12,072        11,709
                 11/98      13,590        12,808        12,326
                 12/98      13,935        13,133        12,667
                  1/99      13,636        12,851        12,753
                  2/99      13,838        13,043        12,517
                  3/99      15,797        14,888        14,027
                  4/99      18,139        17,096        15,106
                  5/99      17,213        16,223        14,460
                  6/99      20,236        19,072        15,953

CHANGE IN VALUE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES
FROM 8/31/89 - 6/30/99

Share Class                   A                B                  C
-------------------------------------------------------------------------------
Without Sales Charge       $20,236          $20,102           $20,102

-------------------------------------------------------------------------------
With Sales Charge          $19,072          $19,602           $20,002

CUMULATIVE TOTAL RETURNS AS OF 6/30/99

Share Class                 A                         B                           C
Inception                8/19/98                   8/19/98                     8/19/98
-------------------------------------------------------------------------------------------
                    Without       With        Without       With        Without       With
                     Sales        Sales        Sales        Sales        Sales        Sales
                    Charge       Charge       Charge       Charge       Charge       Charge
-------------------------------------------------------------------------------------------
Life of Fund        91.64%       80.62%       90.36%       85.36%       90.36%       89.36%
-------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% since inception for Class B shares and 1% since inception for Class C shares.

The Morgan Stanley Capital International All Country Asia Pacific Free Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, The People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

INVESTMENT PORTFOLIO

June 30, 1999
(In thousands)

COMMON STOCKS - 90.3%                       COUNTRY         SHARES    VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 1.2%
SPECIAL TRADE CONTRACTORS
Zhejiang Expressway Co., Ltd.                  HK              328     $    65
                                                                       -------

-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 32.2%
DEPOSITORY INSTITUTIONS - 11.2%
Development Bank of Singapore Ltd.             Si               17         208
HSBC Holdings PLC (a)                          HK                5         170
Hang Seng Bank                                 HK               14         157
Oversea-Chinese Banking Corp., Ltd.            Si                7          59
                                                                       -------
                                                                           594
                                                                       -------
FINANCIAL SERVICES - 0.7%
Aeon Credit Service Ltd.                       Ja              (b)          38
                                                                       -------
HOLDING COMPANIES - 5.1%
Hutchison Whampoa Ltd.                         HK               19         172
Singapore Technologies Engineering Ltd.        Si               86          98
                                                                       -------
                                                                           270
                                                                       -------
NONDEPOSITORY CREDIT INSTITUTIONS - 7.2%
Acom Co., Ltd.                                 Ja                1          69
Aiful Corp.                                    Ja                1         110
Shohkoh Fund                                   Ja              (b)         143
Takefuji Corp.                                 Ja                1          62
                                                                       -------
                                                                           384
                                                                       -------
REAL ESTATE - 8.0%
Cheung Kong Holdings Ltd.                      HK               23         204
SM Prime Holdings Inc.                         Ph              170          39
Sun Hung Kai Properties Ltd.                   HK               20         182
                                                                       -------
                                                                           425
                                                                       -------
-------------------------------------------------------------------------------
MANUFACTURING - 16.9%
CHEMICALS & ALLIED PRODUCTS - 1.8%
Fujimi Inc.                                    Ja                1          50
Takeda Chemical Industries Ltd.                Ja                1          46
                                                                       -------
                                                                            96
                                                                       -------
COMMUNICATIONS EQUIPMENT - 3.2%
Matsushita Communication Industrial Co.        Ja                1          71
Sony Corp.                                     Ja                1          97
                                                                       -------
                                                                           168
                                                                       -------
ELECTRICAL INDUSTRIAL EQUIPMENT - 1.4%
Nidec Corp.                                    Ja                1          75
                                                                       -------
ELECTRONIC COMPONENTS - 0.8%
Minebea Co., Ltd.                              Ja                4          45
                                                                       -------
FOOD & KINDRED PRODUCTS - 2.6%
Ito En Ltd.                                    Ja                1          67
Kirin Brewery Co., Ltd.                        Ja                2          24
Nissin Food Products Co., Ltd.                 Ja                2          49
                                                                       -------
                                                                           140
                                                                       -------
HOUSEHOLD APPLIANCES - 0.9%
Guangdong Kelon Electric Holdings, Class H     HK               42          49
                                                                       -------
MACHINERY & COMPUTER EQUIPMENT - 2.6%
Canon Inc.                                     Ja                2          58
Union Tool                                     Ja                1          82
                                                                       -------
                                                                           140
                                                                       -------
MEASURING & ANALYZING INSTRUMENTS - 0.7%
Fuji Photo Film Co., Ltd.                      Ja                1          38
                                                                       -------
PRINTING & PUBLISHING - 2.9%
Singapore Press Holdings Ltd.                  Si                9         153
                                                                       -------

-------------------------------------------------------------------------------
RETAIL TRADE - 7.1%
FOOD STORES - 0.9%
President Chain Store Corp.                    Tw               14          47
                                                                       -------
GENERAL MERCHANDISE STORES - 4.2%
Don Quijote Co., Ltd.                          Ja              (b)         100
Ryohin Keikaku Co., Ltd.                       Ja                1         126
                                                                       -------
                                                                           226
                                                                       -------
HOME FURNISHINGS & EQUIPMENT - 2.0%
Yamada Denki Co.                               Ja                2         109
                                                                       -------

-------------------------------------------------------------------------------
SERVICES - 10.3%
AMUSEMENT & RECREATION - 1.0%
People Co., Ltd.                               Ja                1          51
                                                                       -------
AUTO REPAIR, RENTAL & PARKING - 0.2%
Park24 Co., Ltd.                               Ja              (b)          13
                                                                       -------
COMPUTER RELATED SERVICES - 5.5%
Bellsystem 24 Inc.                             Ja              (b)          82
Fujitsu Support & Services Inc.                Ja                1         151
Orix Corp.                                     Ja                1          62
                                                                       -------
                                                                           295
                                                                       -------
COMPUTER SOFTWARE - 2.5%
Fuji Soft ABC Inc.                             Ja                2         131
                                                                       -------
ENGINEERING, ACCOUNTING, RESEARCH &
MANAGEMENT - 1.1%
Meitec Corp.                                   Ja                2          57
                                                                       -------

------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 15.2%
ELECTRIC SERVICES - 3.2%
CLP Holdings Ltd.                              HK               18          87
Korea Eletric Power Corp., ADR (c)             Ko                4          82
                                                                       -------
                                                                           169
                                                                       -------
GAS SERVICES - 3.0%
Hong Kong and China Gas Co., Ltd.              HK              109         158
                                                                       -------
TELECOMMUNICATION - 9.0%
China Telecom Ltd. (a) (c)                     HK              101         288
Korea Telecom Corp., ADR                       Ko                1          40
NTT Data Communications Systems Co.            Ja              (b)          79
Nippon Telegraph & Telephone Corp.             Ja              (b)          70
                                                                       -------
                                                                           477
                                                                       -------

-------------------------------------------------------------------------------
WHOLESALE TRADE - 7.4%
DURABLE GOODS
Johnson Electric Holdings Ltd.                 HK               34         140
Li & Fung Ltd.                                 HK               38          91
Softbank Corp.                                 Ja                1         162
                                                                       -------
                                                                           393
                                                                       -------
TOTAL COMMON STOCKS
  (cost of $2,668)(d)                                                    4,806
                                                                       -------

SHORT-TERM OBLIGATIONS - 5.8%                               PAR         VALUE
------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated 06/30/99, due 07/01/99 at 4.800%,
  collateralized by U.S. Treasury bonds
  and/or notes with various maturities to
  2027, market value $318 (repurchase
  proceeds $307)                                            $  307     $   307
                                                                       -------

OTHER ASSETS & LIABILITIES, NET - 3.9%                                     210
------------------------------------------------------------------------------
NET ASSETS - 100%                                                      $ 5,323
                                                                       -------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) The value of this security represents fair value as determined in good faith under the directions of the Trustees.
(b) Rounds to less than one.
(c) Non-income producing.
(d) Cost for federal income tax purposes is $2,711.

       SUMMARY OF
 SECURITIES BY COUNTRY        COUNTRY           VALUE         % OF TOTAL
-----------------------------------------------------------------------------
Japan                           Ja             $2,317             48.2
Hong Kong                       HK              1,763             36.7
Singapore                       Si                518             10.8
Korea                           Ko                122              2.5
Taiwan                          Tw                 47              1.0
Phillippines                    Ph                 39              0.8
                                               ------            -----
                                               $4,806            100.0
                                               ------            -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                         NAME
------------------------------------------------------
         ADR               American Depositary Receipt

STATEMENT OF ASSETS AND LIABILIIES

June 30, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $2,668)                                    $ 4,806
Short-term obligations                                                    307
                                                                      -------

                                                                        5,113
Cash including foreign currencies
  (cost $60)                                                 $ 60
Receivable for:
  Fund shares sold                                            146
  Dividends                                                     7
  Expense reimbursement due from Advisor/Administrator         14         227
                                                             ----     -------
  Total Assets                                                          5,340

LIABILITIES
Accrued:
  Management fee                                                4
  Administration fee                                            1
  Transfer agent fee                                            1
  Bookkeeping fee                                               2
Other                                                           9
                                                             ----
  Total liabilities                                                        17
                                                                      -------
Net Assets                                                            $ 5,323
                                                                      -------

CLASS A
Net asset value & redemption price per share ($4,606/242)             $ 19.01(a)
                                                                      -------
Maximum offering price per share ($19.01/0.9425)                      $ 20.17(b)
                                                                      -------

CLASS B
Net asset value & offering price per share ($515/27)                  $ 18.90(a)
                                                                      -------

CLASS C
Net asset value & offering price per share ($202/11)                  $ 18.90(a)
                                                                      -------

COMPOSITION OF NET ASSETS
Capital paid in                                                       $ 3,031
Overdistributed net investment income                                    (28)
Accumulated net realized gain                                             182
Net unrealized appreciation                                             2,138
                                                                      -------
                                                                      $ 5,323
                                                                      -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

(In thousands)

For the Period Ended June 30, 1999(e)

INVESTMENT INCOME
Dividends:
  Cheung Kong Holdings Ltd                                  $      3
  CLP Holdings Ltd.                                                3
  Hang Seng Bank                                                   6
  Hong Kong and China Gas Co., Ltd.                                4
  Hutchinson Whampoa Ltd.                                          3
  Singapore Press Holdings Ltd.                                    9
  Sun Hung Kai Properties Ltd.                                     4
  Other                                                           22
Interest                                                           6
                                                            --------
    Total Investment Income
     (net of nonreclaimable foreign
     taxes withheld at source which
     amounted to $3)                                              60

EXPENSES
Management fee                                    $  30
Administration fee                                    8
Service fee                                           8
Distribution fee - Class B                            1
Distribution fee - Class C                            1
Transfer agent fee                                    7
Bookkeeping fee                                      23
Trustees fee                                          5
Custodian fee                                        10
Audit fee                                             4
Registration fee                                     59
Reports to shareholders                               2
Other                                                 1
                                                  -----
                                                    159
Fees and expenses waived or borne by the
  Advisor/Administrator                             (92)          67
                                                  -----     --------
    Net Investment Loss                                           (7)
                                                            --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                       193
  Foreign currency transactions                     (8)
                                                  -----
    Net realized gain                                            185
Net change in unrealized appreciation/
  depreciation                                                 2,138
                                                            --------
  Net Gain                                                     2,323
                                                            --------
INCREASE IN NET ASSETS FROM OPERATIONS                      $  2,316
                                                            --------

(a) The Fund commenced investment operations on August 19, 1998.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(In thousands)
                                                                   PERIOD ENDED
                                                                     JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                    1999(a)
-------------------------------------------------------------------------------

OPERATIONS
Net investment loss                                                 $  (7)
Net realized gain                                                      185
Net unrealized appreciation                                          2,138
                                                                    ------
    Net increase from operations                                     2,316

DISTRIBUTIONS
In excess of net investment income -- Class A                         (24)
In excess of net investment income -- Class B                          (1)
In excess of net investment income -- Class C                          (1)
                                                                    ------
                                                                     2,290
                                                                    ------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                  2,479
Value of distributions reinvested -- Class A                            24
                                                                    ------
                                                                     2,503
                                                                    ------
Receipts for shares sold -- Class B                                    416
Value of distributions reinvested -- Class B                             1
                                                                    ------
                                                                       417
                                                                    ------
Receipts for shares sold -- Class C                                    112
Value of distributions reinvested -- Class C                             1
                                                                    ------
                                                                       113
                                                                    ------
    Net increase from fund share transactions                        3,033
                                                                    ------
    Total increase                                                   5,323

NET ASSETS
Beginning of period                                                   --
                                                                    ------
End of period (net of overdistributed net
  investment income of $28)                                         $5,323
                                                                    ======

NUMBER OF FUND SHARES
Sold -- Class A                                                        240
Issued for distributions reinvested -- Class A                           2
                                                                    ------
                                                                       242
                                                                    ------
Sold -- Class B                                                         27
Issued for distributions reinvested -- Class B                         (b)
                                                                    ------
                                                                        27
                                                                    ------
Sold -- Class C                                                         11
Issued for distributions reinvested -- Class C                         (b)
                                                                    ------
                                                                        11
                                                                    ------
(a) The Fund commenced investment operations on August 19, 1998.
(b) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Newport Asia Pacific Fund, a series of Liberty Funds Trust VI, formerly Colonial Trust VI, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in or which derive a substantial portion of their revenue from business activity with or in the Asian Pacific Region. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES
AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and the Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Newport Fund Management, Inc. (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average net assets.

ADMINISTRATION FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the period ended June 30, 1999, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares and received no contingent deferred sales charges (CDSC) on Class A, Class B and Class C share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total annual operating expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the period ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $3,282,833 and $807,559, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

          Gross unrealized appreciation            $2,102,774
          Gross unrealized depreciation                (8,063)
                                                   ----------
            Net unrealized appreciation            $2,094,711
                                                   ==========

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the period ended June 30, 1999.

NOTE. 5. OTHER RELATED PARTY TRANSACTIONS
At June 30, 1999, Colonial Management Associates, Inc. owned 89.9% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      PERIOD ENDED JUNE 30, 1999(b)
                                                     ---------------------------------------------------------------
                                                      CLASS A                   CLASS B                   CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.000                 $  10.000                 $  10.000
                                                      ---------                 ---------                 ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)(c)(d)                            (0.019)                   (0.107)                   (0.107)
Net realized and unrealized gain                          9.135                     9.101                     9.101
                                                      ---------                 ---------                 ---------
    Total from Investment Operations                      9.116                     8.994                     8.994
                                                      ---------                 ---------                 ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

In excess of net investment income                       (0.106)                   (0.094)                   (0.094)
                                                      ---------                 ---------                 ---------
NET ASSET VALUE, END OF PERIOD                        $  19.010                 $  18.900                 $  18.900
                                                      ---------                 ---------                 ---------
Total return (e)(f)(g)                                   91.64%                    90.36%                    90.36%
                                                      ---------                 ---------                 ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                                           2.15%                     2.90%                     2.90%
Net investment loss (h)(i)                              (0.15)%                   (0.90)%                   (0.90)%
Fees and expenses waived or borne by the  Advisor/
Administrator (h)(i)                                      3.10%                     3.10%                     3.10%
Portfolio turnover (g)                                      26%                       26%                       26%
Net assets at end of period (000)                     $   4,606                 $     515                 $     202

(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to:         $   0.365                 $   0.365                 $   0.365
(b)  The Fund commenced investment operations on August 19, 1998.
(c)  Per share data was calculated using average shares outstanding during the period.
(d)  Includes distributions from securities listed on the Statement of Operations which amounted to $0.014, $0.012, $0.024, $0.018,
     $0.012, $0.034 and $0.014 per share, respectively.
(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h)  The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i)  Annualized.

-------------------------------------------------------------------------------
Federal Income Tax information (unaudited).

Foreign taxes paid during the fiscal year ended June 30, 1999 amounting to $2,715 ($0.0098 per share) are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 1999. Gross income derived from sources within foreign countries amounted to $56,249 ($0.2029 per share) for the fiscal year ended June 30, 1999.
------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI AND THE SHAREHOLDERS OF
NEWPORT ASIA PACIFIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Asia Pacific Fund (the "Fund") (a series of Liberty Funds Trust VI, formerly Colonial Trust VI), at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from August 19, 1998 (commencement of operations) through June 30, 1999 in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1999

ANNUAL REPORT: NEWPORT ASIA PACIFIC FUND

TRUSTEES & TRANSFER AGENT

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
NEWPORT ASIA PACIFIC FUND ANNUAL REPORT, JUNE 30, 1999
--------------------------------------------------------------------------------

[Graphic   ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR
 Omitted]  Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           Visit us at www.libertyfunds.com

                                                  NP-02/414H-0699 (8/99) 99/952